Exhibit 99.1
                                                                    ------------


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                               ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES--OXLEY ACT OF 2002

      In connection with the Quarterly Report of GVC Venture Corp. (the "Company") on Form 10-QSB for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marc Hanover, Vice President Finance and Treasurer, certify, pursuant to 18 U.S.C. ss. 1350, adopted pursuant to Section 906 of the Sarbanes--Oxley Act of 2002 that to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Marc Hanover
                                           -------------------------------------
                                           Marc Hanover
                                           Vice-President, Finance and Treasurer
                                           (Principal Financial Officer and
                                           Principal Accounting Officer)



Date: February 4, 2003